UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2005

Retail Ventures, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3241 Westerville Road, Columbus, Ohio		43224

(Address of principal executive offices)		(Zip Code)

(614) 471-4722

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signature
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7
Exhibit 10.8
Exhibit 10.9

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreements Relating to the Separation of DSW Inc. from Retail Ventures, Inc.

     On July 5, 2005, DSW Inc. (“DSW”), a subsidiary of Retail Ventures, Inc. (the “Company”), completed its initial public offering of 16,171,875 Class A Common Shares. In connection with the separation of their businesses, the Company and DSW entered into several agreements, including a Master Separation Agreement, Shared Services Agreement, Tax Separation Agreement, Exchange Agreement, Amendment to Corporate Services Agreement and Supply Agreement, each of which is described below.

     Master Separation Agreement. On July 5, 2005, the Company and DSW entered into a Master Separation Agreement which contains key provisions relating to the separation of DSW’s business from the Company. The Master Separation Agreement contains provisions relating to the allocation of the costs of DSW’s initial public offering, indemnification, non-solicitation of employees and employee benefit matters. Pursuant to the Master Separation Agreement, DSW agreed to effect up to one demand registration per calendar year of its Common Shares, whether Class A or Class B, held by the Company upon our request, and granted the Company the right to include its Common Shares of DSW in an unlimited number of other registrations of such shares initiated by DSW or on behalf of DSW’s other shareholders. The above description is qualified in its entirety by reference to the complete Master Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     Shared Services Agreement. The Company and DSW entered into a Shared Services Agreement which sets forth the basic framework of how shared services between the two companies will work following DSW’s public offering. Under the Shared Services Agreement, which when signed on July 5, 2005 became effective as of January 30, 2005, DSW will provide services to several subsidiaries of the Company relating to planning and allocation support, distribution services and outbound transportation management, site research, lease negotiation, store design and construction management. The Company will provide DSW with services relating to import administration, risk management, information technology, tax, logistics and inbound transportation management, legal services, financial services, shared benefits administration and payroll, and will maintain insurance for DSW and its directors, officers and employees. The above description is qualified in its entirety by reference to the complete Shared Services Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     Tax Separation Agreement. DSW has historically been included in the Company’s consolidated group (the “Consolidated Group”) for U.S. federal income tax purposes as well as in certain consolidated, combined or unitary groups with include the Company and/or certain of our subsidiaries (the “Combined Group”), for state and local income tax purposes. Pursuant to the Tax Separation Agreement, DSW and the Company generally will make payments to each other such that, with respect to tax returns for any taxable period in which DSW or its subsidiaries are included in the Consolidated Group or any Combined Group, the amount of taxes to be paid by DSW will be determined, subject to certain adjustments, as if DSW and each of its subsidiaries included in the Consolidated Group or Combined Group filed their own consolidated, combined or unitary tax return. The Company will prepare pro forma tax returns for DSW with respect to any tax return filed with respect to the Consolidated Group or any Combined Group in order to determine the amount of tax separation payments under the Tax Separation Agreement. DSW will have the right to review and comment on such pro forma tax returns, and will be responsible for any taxes with respect to tax returns that include only DSW and its subsidiaries. The Company will be exclusively responsible for preparing and filing any tax return with respect to the Consolidated Group or any Combined Group. DSW generally will be responsible for preparing and filing any tax returns that include only DSW and its subsidiaries. The Company has agreed to undertake to provide these services with respect to DSW’s separate returns. For the tax services to be provided to DSW by the Company, DSW will pay the Company a monthly fee equal to 50% of all costs associated with the maintenance and operation of the Company’s tax department (including all overhead expenses). In addition, DSW will reimburse the Company for 50% of any third party fees and expenses generally incurred by the Company’s tax department and 100% of any third party fees and expenses incurred by the Company’s tax department solely in connection with the performance of the tax services to be provided to DSW. The above description is qualified in its entirety by reference to the complete Tax Separation Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

     Exchange Agreement. On July 5, 2005, the Company entered into an Exchange Agreement with DSW whereby, upon the request of the Company, DSW will be required to exchange some or all of its Class B Common Shares held by the Company for its Class A Common Shares. The above description is qualified in its entirety by reference to the complete Exchange Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

     Amendment to Corporate Services Agreement. Prior to DSW’s initial public offering, the Company and DSW received services from Schottenstein Stores Corporation (“SSC”) pursuant to a Corporate Services Agreement, dated June 12, 2002, between the Company and its wholly-owned subsidiaries and SSC. On July 5, 2005, the Company, SSC and Schottenstein Management Company (“SMC”) entered into an Amendment to Corporate Services Agreement to update and clarify the types of services to be provided by SSC under the Corporate Services Agreement. A supplemental Side Letter Agreement was also entered into on July 5, 2005, among DSW, the Company, SSC and SMC, whereby DSW agreed to pay for any services provided by SSC or SMC to DSW through the Company in the event that the Company does not pay for such services. The above description is qualified in its entirety by reference to the complete Amendment to Corporate Services Agreement and Side Letter Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

     Supply Agreement between DSW and Filene’s Basement, Inc. Until January 29, 2005, DSW was party to an agreement with Filene’s Basement, Inc., a wholly-owned subsidiary of the Company (“Filene’s Basement”), pursuant to which DSW had the exclusive right to operate leased shoe departments in Filene’s Basement stores. On July 5, 2005, DSW and Filene’s Basement executed a new Supply Agreement, which when signed on July 5, 2005 became effective as of January 30, 2005, which updated and reaffirmed the parties’ contractual arrangement. Under the Supply Agreement, DSW (i) continues to have the exclusive right to operate leased shoe departments in Filene’s Basement stores, (ii) owns the merchandise, records sales of net returns and sales tax and provides supervisory assistance in all covered locations, (iii) pays a percentage of net sales as rent, and (iv) pays certain taxes, insurance premiums and freight costs with respect to the merchandise, while Filene’s Basement provides the fixtures and sales associates. The above description is qualified in its entirety by reference to the complete Supply Agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Amendments to the Company’s Credit Facilities.

     On July 5, 2005, the Company amended or terminated the existing credit facilities and other debt obligations of Value City Department Stores LLC (“VCDS”) and its other affiliates, including certain facilities under which DSW had rights and obligations as a co-borrower and co-guarantor, as follows:

     Value City Revolving Credit Facility. On July 5, 2005, the Company and its affiliates amended and restated the Loan and Security Agreement, as amended, with National City Business Credit, Inc. (“National City”), as administrative agent, and the other parties named therein, originally entered into in June 2002. Pursuant to the Amended and Restated Loan and Security Agreement, (i) DSW was released from its obligations under the Loan and Security Agreement, (ii) National City released its liens on the shares of DSW’s capital stock held by the Company and the capital stock DSW Shoe Warehouse, Inc. (“DSWSW”) held by DSW, and (iii) it was agreed that leasehold mortgages granted by DSW and DSWSW in 2002 to secure obligations under the Loan and Security Agreement will be released. The above description is qualified in its entirety by reference to the complete Amended and Restated Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

     Value City Term Loan Facility. On July 5, 2005, the Company and its affiliates amended the Financing Agreement, as amended, among Cerberus Partners L.P. (“Cerberus”), as agent, and other parties named therein, originally entered into in June 2002. Pursuant to the Fourth Amendment to Financing Agreement, (i) DSW was released from its obligations as a co-borrower, (ii) Value City repaid all the term loan indebtedness, and (iii) the Company agreed to amend the outstanding warrants (the “Term Loan Warrants”) to provide Schottenstein Stores Corporation (“SSC”), Cerberus and Back Bay Capital Funding LLC (“Back Bay”) the right, from time to time, in whole or in part, to (A) acquire the Company’s common shares at the then current conversion price (subject to the existing anti-dilution provisions), (B) acquire from the Company Class A Common Shares of DSW at an exercise price per share equal to the price of shares sold to the public in DSW’s initial public offering, or (C) acquire a combination thereof. Although the Company does not intend or plan to undertake a spin-off of its DSW common shares to the Company’s shareholders, in the event that the Company does effect such a spin-off in the future, the holders of outstanding unexercised Term Loan Warrants will receive the same number of DSW common shares that they would have received had they exercised their Term Loan Warrants in full for Company common shares immediately prior to the record date of such spin-off, without regard to any limitations on exercise contained in the Term Loan Warrants. Following the completion of any such spin-off, the Term Loan Warrants will be exercisable solely for Company common shares. The above descriptions are qualified in their entirety by reference to the complete Fourth Amendment to Financing Agreement and the complete Form of

Term Loan Warrant, copies of which are attached hereto as Exhibits 10.8 and 4.2, respectively, and incorporated herein by reference.

     Value City Senior Subordinated Convertible Loan Facility. On July 5, 2005, the Company and its affiliates amended and restated the Amended and Restated Senior Convertible Loan Agreement, as amended, with Cerberus, as agent and lender, SSC, as lender, and the other parties named therein, originally entered into in June 2002. Pursuant to the Second Amended and Restated Senior Loan Agreement, (i) DSW was released from its obligations as a co-guarantor, (ii) Value City repaid $25.0 million of this facility, (iii) the remaining $50 million convertible loan was converted into a non-convertible loan, (iv) the capital stock of DSW held by the Company continues to secure the amended loan facility, and (v) the Company agreed to issue to SSC and Cerberus convertible warrants (the “Conversion Warrants”) which will be exercisable from time to time until the later of June 11, 2007 and the repayment in full of Value City’s obligations under the Second Amended and Restated Senior Loan Agreement. Under the Conversion Warrants, SSC and Cerberus will have the right, from time to time, in whole or in part, to (i) acquire the Company’s common shares at the conversion price referred to in the Second Amended and Restated Senior Loan Agreement (subject to existing anti-dilution provisions), (ii) acquire from the Company Class A Common Shares of DSW at an exercise price per share equal to the price of the shares sold to the public in DSW’s initial public offering (subject to anti-dilution provisions similar to those in the existing warrants held by SSC and Cerberus), or (iii) acquire a combination thereof. Although the Company does not intend or plan to undertake a spin-off of its DSW common shares to the Company’s shareholders, in the event that the Company does effect such a spin-off in the future, the holders of outstanding unexercised Conversion Warrants will receive the same number of DSW common shares that they would have received had they exercised their Conversion Warrants in full for Company common shares immediately prior to the record date of such spin-off, without regard to any limitations on exercise contained in the Conversion Warrants. Following the completion of any such spin-off, the Conversion Warrants will be exercisable solely for Company common shares. The above descriptions are qualified in their entirety by reference to the complete Second Amended and Restated Senior Loan Agreement and the complete Form of Conversion Warrant, copies of which are attached hereto as Exhibits 10.9 and 4.1, respectively, and incorporated herein by reference.

     Registration Rights Agreement. In connection with the amendments described above, the Company also amended and restated the Registration Rights Agreement, as amended and restated, originally entered into in July 2002 with Cerberus and SSC, in connection with the issuance of certain warrants (the “Warrants”) exercisable for the Company’s Common Shares to each of Cerberus and SSC and the entry into the Amended and Restated Senior Convertible Loan Agreement with Cerberus and SSC. Pursuant to the transactions described above, the Warrants were surrendered and reissued by the Company together with the Conversion Warrants. Under the Second Amended and Restated Registration Rights Agreement, dated July 5, 2005, among the Company, Cerberus, SSC and Back Bay, the Company agreed to register in specified circumstances the Company’s Common Shares issued to the warrant holders upon exercise of their warrants and each holder will be entitled to participate in the registrations initiated by the other holders. In addition, each of Cerberus and SSC (and initial assignees of more than 15% of the holdings of Cerberus or SSC) may request up to five demand registrations in the aggregate with respect to the Company’s Common Shares issued to them upon exercise of their Warrants, provided that no assignee may request more than two demand registrations and Cerberus and SSC may each request up to three demand registrations. The above description is qualified in its entirety by reference to the completed Second Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit Number	Description
4.1	Form of Conversion Warrant issued by Retail Ventures, Inc.

4.2	Form of Term Loan Warrant issued by Retail Ventures, Inc.

4.3	Second Amended and Restated Registration Rights Agreement, dated July 5, 2005, among Retail Ventures, Inc., Cerberus Partners, L.P., Schottenstein Stores Corporation and Back Bay Capital Funding LLC

10.1	Master Separation Agreement, dated July 5, 2005, between Retail Ventures, Inc. and DSW Inc.

10.2	Shared Services Agreement, dated as of January 30, 2005, between Retail Ventures, Inc. and DSW Inc.

10.3	Tax Separation Agreement, dated July 5, 2005, among Retail Ventures, Inc. and its affiliates and DSW Inc. and its affiliates

10.4	Exchange Agreement, dated July 5, 2005, between Retail Ventures, Inc. and DSW Inc.

10.5	Amendment to Corporate Services Agreement, dated July 5, 2005, among Schottenstein Stores Corporation, Retail Ventures, Inc. and Schottenstein Management Company, together with Side Letter Agreement, dated July 5, 2005, among DSW Inc., Schottenstein Stores Corporation, Retail Ventures, Inc. and Schottenstein Management Company

Exhibit Number	Description
10.6	Supply Agreement, effective as of January 30, 2005, between DSW Inc. and Filene’s Basement, Inc.

10.7	Amended and Restated Loan and Security Agreement, dated July 5, 2005

10.8	Fourth Amendment to Financing Agreement, dated July 5, 2005

10.9	Second Amended and Restated Senior Loan Agreement, dated July 5, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
By:	/s/ James A. McGrady
James A. McGrady
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: July 11, 2005